SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ] Preliminary Proxy Statement  [ ]Confidential, For Use of the Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                            ICN Pharmaceuticals, Inc.
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                (Name of Registrant as Specified in Its Charter)
                   ICN Committee to Maximize Shareholder Value
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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    [x] No fee required.
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    [ ]  Check box if any part of the fee is offset as provided by Exchange Act
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    paid previously. Identify the previous filing by registration statement
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                                EXPLANATORY NOTE


SSP Special Situation Partners, Inc. ("SSP") and Providence Capital, Inc. ("Providence"), founders of the ICN Committee to Maximize Shareholder Value (the "Committee") have established a website (the "Committee Website") in order to permit stockholders of ICN Pharmaceuticals, Inc. ("ICN") and other interested parties to obtain access to materials filed by the Committee with the United States Securities and Exchange Commission (the "SEC") and other relevant material, and to facilitate stockholder communication with the Committee. The Committee Website was made available to shareholders on or about May 8, 2001.

The Committee Website address is:  www.icnmaxvalue.com.

The contents of the Committee Website have previously been filed with the SEC, or are included with this filing. Any additional content on the Committee Website, unless previously filed with the SEC, will be filed with the SEC no later than the date the content is added to the Committee Website.

The present content of the Committee Website is:




[ICN Committee to Maximize Shareholder Value]
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[Home           Latest             SEC filings and           Contact us]
                information        other information


Introduction

This website has been created by SSP-Special Situations Partners, Inc. ("SSP") and Providence Capital, Inc. ("Providence"), founders of the ICN Committee to Maximize Shareholder Value (the "Committee"). The purpose of this website is to permit stockholders of ICN Pharmaceuticals, Inc. ("ICN") and other interested parties to obtain access to materials filed by the Committee with the United States Securities and Exchange Commission (the "SEC") and other relevant material, and to facilitate stockholder communication with SSP and Providence.

SSP, founded in 1994, is a privately owned firm which invests in publicly traded securities of companies that it believes are substantially undervalued by the market, and works with the shareholders and management of such companies to maximize shareholder value. SSP's chairman and controlling shareholder is Dr. Tito Tettamanti, a Swiss investor and industrialist.

Providence is an independent, NASD-registered broker-dealer and investment bank specializing in corporate governance and stockholder matters. Providence was founded in 1991 and is based in New York City. Providence's president is Herbert
A. Denton.

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In connection with its solicitation of proxies with respect to ICN
Pharmaceuticals' 2001 Annual Meeting, the Committee has filed a proxy statement with the SEC and is furnishing the proxy statement on or about May 3, 2001 to security holders of ICN Pharmaceuticals, which security holders are advised to read as it will contain important information. Security holders may obtain a free copy of such proxy statement and any other relevant documents filed with the SEC, from the website of the SEC at www.sec.gov. Copies of any proxy soliciting materials filed by the Committee with the SEC may also be obtained for free from this website.

The Committee, SSP - Special Situations Partners Inc., Providence Capital, Inc., Edward A. Burkhardt, General Ronald R. Fogleman, Steven J. Lee, Richard E. Lazarow and John J.Hill will be (and certain of the executive officers and directors of SSP and Providence may be) participants in the solicitation by the Committee of proxies with respect to ICN Pharmaceuticals' 2001 Annual Meeting. None of such persons has any direct or indirect interests in the matters to be acted upon at the 2001 Annual Meeting other than as a stockholder or a nominee for election as a director of ICN Pharmaceuticals. Further information concerning the participants and their direct or indirect interests can be found in the definitive proxy statement filed with the SEC by the Committee on May 2, 2001.

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The following information has recently been added to our website:

May 3,     14a - letter from the Committee to ICN stockholders       See SEC Filings and Other
2001                                                                 Information

May 3,     14a - the Committee's press release "ICN Shouldn't Be     See SEC Filings and Other
2001       On The Sidelines" - responding to Milan Panic's letter    Information
           to ICN stockholders dated May 1, 2001.

May 2,     The Committee's Definitive Proxy Statement.               See SEC Filings and Other
2001                                                                 Information

Apr 6,     14a - the Committee responds to ICN's Statement of        See SEC Filings and Other
2001       April 3, 2001.                                            Information

Apr 5,     14a - the Committee files participant information as      See SEC Filings and Other
2001       of April 5,2001.                                          Information


Apr 3,     ICN Statement regarding the Committee's submission        See SEC Filings and Other
2001       of a slate of director nominees.                          Information

Apr 3,     14a - the Committee submits a three-person slate of       See SEC Filings and Other
2001       director nominees in connection with ICN's 2001 Annual    Information
           Meeting.

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SEC Filings

All filings may also be accessed at the SEC website at www.sec.gov, or at one of the SEC's public reference rooms. Information regarding the SEC reference rooms can be obtained by calling the SEC at 1-800-SEC-0330.

Previous filings made by SSP-Special Situations Partners, Inc.
may also be accessed at www.ssp-specialsituationspartners.com

Click on the dates below to view the relevant SEC filing

Filing Date

May 3, 2001     14a - letter from the Committee to ICN stockholders

May 3, 2001     14a - the Committee's press release "ICN Shouldn't Be On The
                Sidelines" - responding to Milan Panic's letter to ICN stockholders dated May 1, 2001.

May 2, 2001     The Committee's Definitive Proxy Statement

Apr 6, 2001     14a - the Committee responds to ICN's statement of April 3, 2001
                (See "Other Information" below to view the statement by ICN).

Apr 5, 2001     14a - the Committee files participant information as of April 5,
                2001.

Apr 3, 2001     14a - the Committee submits a three-person slate of director nominees.

Other Information

Click on the dates below to view the relevant document

Apr 3, 2001     ICN Statement regarding the submission of a three-person slate of director nominees for the 2001 Annual Meeting by the Committee.

Oct 20, 2000    ICN official press release announcing its new retructuring plan in agreement with SSP

June 15, 2000   ICN press release announcing its restructuring plan

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